United States

Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Landmark Bancorp, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-33203	43-1930755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Poyntz Avenue

Manhattan, Kansas 66502

(Address of principal executive offices) (Zip code)

(785) 565-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 4, 2013, Landmark Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing, among other things, the completion on November 1, 2013, of its acquisition of substantially all of the assets of First Capital Corporation (“First Capital”) by acquiring approximately $190.2 million of assets and liabilities of Citizens Bank, National Association (“Citizens Bank”), First Capital’s wholly owned subsidiary, and assuming approximately $5.0 million of trust preferred debt of First Capital, and concurrently merging Citizens Bank with and into Landmark National Bank, the wholly-owned bank subsidiary of the Company (collectively, the “Acquisition”).

This Amendment No. 1 to Form 8-K is being filed to amend the Company’s Current Report on Form 8-K filed on November 4, 2013, to provide the financial statements and pro forma financial information required under Items 9.01(a) and 9.01(b) of Form 8-K in connection with the completion of the Acquisition. Such financial information was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Form 8-K filed on November 4, 2013.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i) The audited condensed financial statements of First Capital as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.2.

(ii) The unaudited condensed financial statements of First Capital as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 are attached hereto as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The pro forma financial information as of and for the year ended December 31, 2012 and the nine months ended September 30, 2013 is attached hereto as Exhibit 99.4. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Diehl, Banwart, Bolton, CPAs PA.

99.1	Independent Auditors’ Report for First Capital Corporation and Subsidiaries and related notes.

99.2	The audited condensed financial statements of First Capital Corporation as of and for the year ended December 31, 2012.

99.3	The unaudited condensed financial statements of First Capital Corporation as of September 30, 2013 and for the nine months ended September 30, 2013 and September 30, 2012.

99.4	The pro forma financial information as of and for the year ended December 31, 2012 and the nine months ended September 30, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2014	Landmark Bancorp, Inc.

	By:	/s/ Mark A. Herpich
	Name:	Mark A. Herpich
	Title:	Vice President, Secretary, Treasurer and Chief Financial Officer